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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements of International Rectifier Corporation on Forms S-8 (File No. 33-44332 and 333-57575) of our report, dated June 23, 2000, relating to the financial statements of the International Rectifier Corporation Retirement Savings Plan, which appears in this Form 11-K.





PricewaterhouseCoopers L.L.P.
Los Angeles, California
June 23, 2000


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